UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report April 26, 2021

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½

Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 26, 2021, Enservco Corporation (“we” or the “Company”) entered into a Seventh Amendment to the Loan and Security Agreement (the “Amendment”) related to its credit facility (the “Credit Facility”) with the East West Bank (the “Bank”) pursuant to which, in addition to their obligation to pay all outstanding principal and interest accrued on the Revolving Advances and the Equipment Loan on the Maturity Date (as defined in the Sixth Amendment to the Loan and Security Agreement), the Company agreed to repay the outstanding principal amount of the Equipment Loan in monthly installments equal to One Hundred Sixteen Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($116,666.67) each, commencing on November 15, 2021, and on the fifteenth (15th) day of each succeeding month thereafter, until the Maturity Date. This Amendment reflects an agreement reached in connection with the Sixth Amendment to the Loan and Security Agreement, but was not reflected in such amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

10.1

Seventh Amendment to the Loan and Security Agreement and Waiver, dated as of February 1, 2021, by and among Enservco Corporation, a Delaware corporation, Dillco Fluid Service, Inc., a Kansas corporation, Heat Waves Hot Oil Service LLC, a Colorado limited liability company, Heat Waves Water Management LLC, a Colorado limited liability company, and Adler Hot Oil Service, LLC, a Delaware limited liability company, and East West Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 30, 2021.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Executive Chairman